                       Securities and Exchange Commission
                              Washington, DC 20549

                                    Form 8-K
                                 Current Report
     Pursuant to Section 13 or 15(d) of the Securities Exchange Act of 1934

     Date of report:                    16-Nov-00

     CIT Equipment Collateral 2000-1

A New York               Commission File               I.R.S. Employer
Corporation              No. 0001114967                No. 22-6846998

                         c/o AT&T Capital Corporation
                         650 CIT Drive, Livingston, N.J.  07039
                         Telephone Number (973) 740-5000

      ITEM 5. OTHER

                         CIT EQUIPMENT COLLATERAL 2000-1
                            MONTHLY SERVICING REPORT

                                                                                       DETERMINATION DATE:             11/16/00
                                                                                        COLLECTION PERIOD:             10/31/00
                                                                                             PAYMENT DATE:    NOVEMBER 20, 2000
I. AVAILABLE FUNDS

   A.  AVAILABLE PLEDGED REVENUES

       a.  Scheduled Payments Received                                                                        27,196,422.14
       b.  Liquidation Proceeds Allocated to Owner Trust                                                       1,339,062.74
       c.  Required Payoff Amounts of Prepaid Contracts                                                        2,597,234.82
       d.  Required Payoff Amounts of Purchased Contracts                                                         44,613.08
       e.  Proceeds of Clean-up Call                                                                                   0.00
       f.  Investment Earnings on Collection Account and Note Distribution Account                                     0.00
                                                                                                            ---------------
       g.  Investment Earnings on Class A-2a Funding Account                                                           0.00

                                                                      Total Available Pledged Revenues =      31,177,332.78

  B.  DETERMINATION OF AVAILABLE FUNDS

       a.  Total Available Pledged Revenues                                                                   31,177,332.78
       b.  Receipt from Class A-2 Swap Counterparty                                                                    0.00
       c.  Receipt from Class A-3 Swap Counterparty                                                                    0.00
       d.  Servicer Advances                                                                                   3,483,023.40
       e.  Recoveries of  prior Servicer Advances                                                             (4,381,843.06)
       f.  Withdrawls from the Class A Principal Account, including Investment Earnings                                0.00
                                                                                                         ------------------
       g.  Withdrawal from Cash Collateral Account                                                             1,102,980.18

                                                                      Total Available Funds =                 31,381,493.30

II.    DISTRIBUTION AMOUNTS

       A.  COLLECTION ACCOUNT DISTRIBUTIONS

              1.  Servicing Fee                                                                       362,100.94

              2.  Class A-1 Note Interest Distribution                              690,768.40
                                  Class A-1 Note Principal Distribution          25,823,957.85
                                    Aggregate Class A-1 distribution                               26,514,726.25

              3.  Class A-2a Note Interest Distribution                             821,300.91
                                  Class A-2a Note Principal Distribution                  0.00
                                    Aggregate Class A-2a distribution                                 821,300.91

              4.  Class A-2b Note Interest Distribution                                   0.00
                                  Class A-2b Note Principal Distribution                  0.00
                                    Aggregate Class A-2b distribution                                       0.00

              5.  Class A-3 Note Interest Distribution                            1,092,512.01
                                  Class A-3 Note Principal Distribution                   0.00
                                    Aggregate Class A-3 distribution                                1,092,512.01

              6.  Class A-4 Note Interest Distribution                              587,641.01
                                  Class A-4 Note Principal Distribution                   0.00
                                    Aggregate Class A-4 distribution                                  587,641.01

              7.  Deposit to the Class A Principal Account                                                  0.00

              8.  Class B Note Interest Distribution                                 54,604.82
                                  Class B Note Principal Distribution               412,084.43
                                    Aggregate Class B distribution                                    466,689.25

              9.  Class C Note Interest Distribution                                 73,675.47
                                  Class C Note Principal Distribution               549,445.91
                                    Aggregate Class C distribution                                    623,121.38

              10. Class D Note Interest Distribution                                 97,646.55
                                  Class D Note Principal Distribution               686,807.39
                                    Aggregate Class D distribution                                    784,453.94

              11. Payment due to the Class A-2 Swap Counterparty                                       50,161.44

              12. Payment due to the Class A-3 Swap Counterparty                                       78,786.17

              13. Deposit to the Cash Collateral Account                                                    0.00

              14. Amounts in accordance with the CCA Loan Agreement                                         0.00

              15. To the holder of the equity certificate                                                   0.00

                                                                                                  ==============
                                              Collection Account Distributions =                   31,381,493.30

       B.  CASH COLLATERAL ACCOUNT DISTRIBUTIONS

              1. Payment due on the Senior Loan                                                   78,637.98

              2. Payment due on the Holdback                                                     136,898.33
                                                                                            ----------------
              3. Payment to the Depositor                                                              0.00

                                                                                            ================
                                         Cash Collateral Account Distributions =                 215,536.31

      III.  INFORMATION REGARDING DISTRIBUTIONS ON THE SECURITIES


          ------------------------------------------------------------------------------------------------------------
                     DISTRIBUTION                  CLASS A-1       CLASS A-2a            CLASS A-3       CLASS A-4
                       AMOUNTS                       NOTES           NOTES                 NOTES           NOTES
          ------------------------------------------------------------------------------------------------------------

          1.           Interest Due                690,768.40      821,300.91       1,092,512.01       587,641.01
          2           Interest Paid                690,768.40      821,300.91       1,092,512.01       587,641.01
          3         Interest Shortfall                   0.00            0.00               0.00             0.00
                     ((1) minus (2))

          4           Principal Paid            25,823,957.85            0.00               0.00             0.00

          5     Total Distribution Amount         26514726.25      821,300.91       1,092,512.01       587,641.01
            ((2) plus (4))



               -------------------------------------------------------------------------------------------------------------
                     DISTRIBUTION                 CLASS B          CLASS C          CLASS D      TOTAL OFFERED  CLASS A-2b
                        AMOUNTS                     NOTES           NOTES            NOTES             NOTES       NOTES
               -------------------------------------------------------------------------------------------------------------
          1.           Interest Due                 54,604.82       73,675.47       97,646.55     3,418,149.17      0.00
          2           Interest Paid                 54,604.82       73,675.47       97,646.55     3,418,149.17      0.00
          3         Interest Shortfall                   0.00            0.00            0.00             0.00      0.00
                     ((1) minus (2))
          4           Principal Paid               412,084.43      549,445.91      686,807.39      27472295.58         0

          5       Total Distribution Amount        466,689.25      623,121.38      784,453.94    30,890,444.75      0.00
               ((2) plus (4))


IV. Information Regarding the Securities

       A. Summary of Balance Information

              -------------------------------------------------------------------------------------------------------------
                                     APPLICABLE   PRINCIPAL BALANCE   CLASS FACTOR    PRINCIPAL BALANCE    CLASS FACTOR
                  CLASS                COUPON        NOVEMBER-00      NOVEMBER-00        OCTOBER-00         OCTOBER-00
                                       RATE         PAYMENT DATE      PAYMENT DATE      PAYMENT DATE       PAYMENT DATE
              -------------------------------------------------------------------------------------------------------------
           a. Class A-1 Notes          6.7230%       93,494,767.73     0.32398        119,318,725.57        0.41346
           b. Class A-2a Notes         6.6100%      144,291,800.00     1.00000        144,291,800.00        1.00000
           c. Class A-3 Notes          6.7500%      187,959,055.00     1.00000        187,959,055.00        1.00000
           d. Class A-4 Notes          7.5800%       93,030,239.00     1.00000         93,030,239.00        1.00000
           e. Class B Notes            7.5400%        8,278,338.22     0.72671          8,690,422.65        0.76289
           f. Class C Notes            7.6300%       11,037,784.29     0.72671         11,587,230.20        0.76289
           g. Class D Notes                   0.08   13,797,230.37        0.726714596  14,484,037.75               0.76

           h. Total Offered Notes                               551,889,214.60                          579361510.2

           i. Class A-2b Notes                                  144,291,800.00

           j. One - Month Libor Rate                                      6.62%


       B. Other Information


              ----------------------------------------------------------------------------------------
                                                       SCHEDULED                      SCHEDULED
                                                   PRINCIPAL BALANCE              PRINCIPAL BALANCE
                             CLASS                    NOVEMBER-00                    OCTOBER-00
                                                     PAYMENT DATE                   PAYMENT DATE
              ----------------------------------------------------------------------------------------

              Class A-1 Notes                        107,632,754.00                 131,613,858.00

              ----------------------------------------------------------------------------------------




              ------------------------------------------------------------------------------------------------------------
                                                               TARGET          CLASS          TARGET            CLASS
                                              CLASS        PRINCIPAL AMOUNT    FLOOR       PRINCIPAL AMOUNT     FLOOR
                          CLASS            PERCENTAGE        NOVEMBER-00     NOVEMBER-00     OCTOBER-00       OCTOBER-00
                                                            Payment Date    Payment Date    Payment Date     Payment Date
              ------------------------------------------------------------------------------------------------------------
                               Class A     94.00%         518,775,861.73                  544,599,819.57
                               Class B      1.50%           8,278,338.22        0.00        8,690,422.65       0.00
                               Class C      2.00%          11,037,784.29        0.00       11,587,230.20       0.00
              CLASS D                            0.03      13,797,230.37           0         14484037.75       0.00


V.     PRINCIPAL

       A.  MONTHLY PRINCIPAL AMOUNT

              1.    Principal Balance of Notes and Equity Certificates               579,361,510.18
                    (End of Prior Collection Period)
                                                                                  ------------------
              2.    Contract Pool Principal Balance (End of Collection Period)       551,889,214.60

                    Total monthly principal amount                                    27,472,295.58

VI.    CONTRACT POOL DATA

       A.  CONTRACT POOL CHARACTERISTICS


                                                      ----------------------------------------------------------------------

                                                                ORIGINAL              36850                       36819
                                                                  POOL             Payment Date                PAYMENT DATE

                                                      ----------------------------------------------------------------------

              1.    a.  Contract Pool Balance                   759,430,525              551,889,215          579,361,510
                    b.  No of Contracts                               79033                    65886                67788

              2.    Weighted Average Remaining Term                    39.7                    37.65                37.99

              3.    Weighted Average Original Term                     53.3

       B.  DELINQUENCY INFORMATION


                                   --------------------------------------------------------------------------------
                                       % OF                % OF AGGREGATE
                                                           REQUIRED PAYOFF        NO. OF        AGGREGATE REQUIRED
                                     CONTRACTS                AMOUNT             ACCOUNTS         PAYOFF AMOUNTS
                                   --------------------------------------------------------------------------------

            1.   Current                   91.71%                 91.67%           60,421        515,198,607.22
                 31-60 days                 4.43%                  4.06%            2,919         22,805,265.15
                 61-90 days                 1.75%                  1.88%            1,150         10,574,374.39
                 91-120 days                0.96%                  1.13%              630          6,329,570.64
                 120+ days            0.011626142            0.012680598              766          7,126,936.80

                 Total Delinquency              1                      1           65,886         562,034,754.2

            2.   Delinquent Scheduled Payments:

                 Beginning of Collection Period                                                   11,044,359.26
                                                                                                 --------------
                 End of Collection Period                                                            10145539.6

                                                          Change in Delinquent Scheduled Payments    -898819.66



       C.  DEFAULTED CONTRACT INFORMATION


              1. Required Payoff Amount on Defaulted Contracts                 2,708,888.22
                                                                          -----------------
              2. Liquidation Proceeds received                                 1,339,062.74
              3. Current Liquidation Loss Amount                                 1369825.48

              4. Cumulative Liquidation Losses to date                           5359816.21

                                               % of Initial Contracts                1.501%

                 % of Initial Contract Pool Balance                             0.007057678

  VII. INFORMATION REGARDING THE CASH COLLATERAL ACCOUNT


       A.  CASH COLLATERAL ACCOUNT
            1.    Opening Cash Collateral Account                          39031808.74

            2.    Deposit from the Collection Account                                0

            3.    Withdrawls from the Cash Collateral Account              -1102980.18

            4.    Available amount                                         37928828.56

            5.    Required Cash Collateral Account Amount                  41768678.88

            6.    Cash Collateral Account Surplus/ (Shortfall)              -3839850.3

            7     Release of Cash Collateral Surplus                                 0

            8     Ending Cash Collateral Account                         37,928,828.56


       B.  CASH COLLATERAL ACCOUNT LOANS

            1.    Available Funds

                  a.  Excess Spread from Collection Account                       0.00
                  b.  Investment Earnings                                    215536.31

                  Total Available Funds                                      215536.31

            2.    Distribution of Available Funds

                  a.  Senior Loan Interest                                   78,637.98
                  b.  Senior Loan Principal                                       0.00
                  c.  Holdback Amount Interest                              136,898.33
                  d.  Holdback Amount Principal                                   0.00
                  e.  Remainder to the Depositor                                     0

            3.    Distribution of CCA Surplus:

                  a.  Senior Loan Principal                                       0.00
                  b.  Holdback Amount Principal                                   0.00
                  Total Distribution of Surplus                                      0

            4.    Summary of Balance and Rate Information
                  Applicable Rates for the Interest Period:

                  a.  Libor Rate for the Interest Period                       6.6200%
                  b.  Senior Loan Interest Rate                                9.6200%
                  c.  Holdback Amount Interest Rate                             0.1187

                    ----------------------------------------------------------------------------------------------
                                                                  Oct-00                         Sep-00
                    ----------------------------------------------------------------------------------------------
                    Item                                    Payment Date                       PAYMENT DATE

                    a.  Senior Loan                             9,492,881.56                    9,492,881.56
                    b.  Holdback Amount                          32275797.31                     32275797.31


VIII.      MISCELLANEOUS INFORMATION

           A.  SERVICER ADVANCE BALANCE

                  1.  Opening Servicer Advance Balance                                       11,044,359.26
                  2.  Current Period Servicer Advance                                         3,483,023.40
                                                                                --------------------------
                  3.  Recoveries of prior Servicer Advances                                  -4,381,843.06
                  4.  Ending Servicer Advance Balance                                           10145539.6

           B.  CLASS A-2a FUNDING ACCOUNT

                  1.  Opening Class A-2a Funding Account                                    144,291,800.00

                  2.  Monthly Accrued Interest                                                           0

                  2.  Investment Earnings                                                             0.00

                  3.  Withdrawal to the Collection Account                                            0.00

                                                                                ---------------------------
                  4.  Distribution to Class A-2a on Stated Maturity Date                                 0

                  5.  Ending Class A-2a Funding Account                                          144291800

           C.  CLASS A PRINCIPAL ACCOUNT

                  1.  Opening Class A Principal Account                                               0.00

                  2.  Investment Earnings                                                             0.00

                  3.  Withdrawls to the Collection Account                                            0.00

                                                                                --------------------------
                  4.  Deposits                                                                           0

                  5.  Ending Class A Principal Account                                                   0

           D.  OTHER RELATED INFORMATION

                  1.  Discount Rate                                                                0.08154

                  2.  Life to Date Prepayment (CPR)                                            0.077499706

                  3.  Life to Date Substitutions:

                      a.  Prepayments                                                                    -

                      b.  Defaults                                                                       0

                      a.  Prepayments                                                                 0.00

                      b.  Defaults                                                                    0.00

                             Servicer's Certificate

   The undersigned, on behalf of AT&T Capital Corporation, in its capacity as servicer (The "Servicer") under the Pooling and Servicing Agreement, dated as of
   April 1, 2000 (the "Pooling and Servicing Agreement"), among CIT Equipment Collateral 2000-1, NTC Funding Company LLC, The Chase Manhattan Bank, as trustee under the Indenture, and AT&T Capital Corporation, in its individual capacity and as Servicer, DO HEREBY CERTIFY that I am a Responsible Officer of the Servicer and, pursuant to Section 9.02 of the Pooling and Servicing Agreement, I DO HEREBY FURTHER CERTIFY the following report with respect to the Payment Date occurring on
                                    10/20/00

   This Certificate shall constitute the Servicer's Certificate as required by
  Section 9.02 of the Pooling and Servicing Agreement with respect to the above Payment Date. Any term capitalized but not defined herein shall have the meaning ascribed thereto in the Pooling and Servicing Agreement.

                            AT&T CAPITAL CORPORATION

                                   Glenn Votek
                                  -------------
                                   Glenn Votek
                     Executive Vice President, and Treasurer